Supplement dated December 1, 2021
to the

Buffalo Funds®
Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2021

Buffalo Mid Cap Fund

This supplement amends the Prospectus and SAI of the Buffalo Funds dated July 29, 2021.

Effective December 1, 2021, Mr. Chris Carter, a Portfolio Manager for the Buffalo Mid Cap Fund (the “Fund”), is no longer a Portfolio Manager of the Fund. Accordingly, all references to Mr. Carter as a Portfolio Manager in the Fund’s Prospectus are hereby removed.

Also effective December 1, 2021, Mr. Doug Cartwright and Mr. Craig Richard (each a Portfolio Manager of the Buffalo Early Stage Growth Fund) have been added as Co-Portfolio Managers of the Fund. Mr. Josh West will continue to serve as a Co-Portfolio Manager of the Fund.

Please retain this Supplement with your Prospectus and SAI for reference.